Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2023			2022						% Change
	1Q	2Q	June YTD	1Q	2Q	June YTD	3Q	4Q	Full Year	2Q	June YTD
Sales	$14,487	$15,035	$29,522	$15,901	$14,593	$30,494	$14,959	$13,830	$59,283	3%	-3%

Costs, Expenses and Other
Cost of sales	3,926	4,024	7,951	5,380	4,216	9,596	3,934	3,881	17,411	-5%	-17%
Selling, general and administrative	2,479	2,702	5,182	2,323	2,512	4,834	2,520	2,687	10,042	8%	7%
Research and development	4,276	13,321	17,597	2,576	2,798	5,374	4,399	3,775	13,548	*	*
Restructuring costs	67	151	218	53	142	194	94	49	337	6%	12%
Other (income) expense, net	89	172	259	708	438	1,148	429	(75)	1,501	-61%	-77%
Income (Loss) Before Taxes	3,650	(5,335)	(1,685)	4,861	4,487	9,348	3,583	3,513	16,444	*	*
Income Tax Provision	825	637	1,462	554	538	1,092	330	495	1,918
Net Income (Loss)	2,825	(5,972)	(3,147)	4,307	3,949	8,256	3,253	3,018	14,526	*	*
Less: Net Income (Loss) Attributable to Noncontrolling Interests	4	3	7	(3)	5	2	5	1	7
Net Income (Loss) Attributable to Merck & Co., Inc.	$2,821	$(5,975)	$(3,154)	$4,310	$3,944	$8,254	$3,248	$3,017	$14,519	*	*

Earnings (Loss) per Common Share Assuming Dilution (1)	$1.11	$(2.35)	$(1.24)	$1.70	$1.55	$3.25	$1.28	$1.18	$5.71	*	*

Average Shares Outstanding Assuming Dilution (1)	2,551	2,539	2,539	2,537	2,540	2,538	2,542	2,548	2,542
Tax Rate from Continuing Operations	22.6%	-11.9%	-86.8%	11.4%	12.0%	11.7%	9.2%	14.1%	11.7%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Because the company recorded a net loss in the second quarter and first six months of 2023, no potential dilutive common shares were used in the computation of loss per common share assuming dilution as the effect would have been anti-dilutive.

MERCK & CO., INC.
THREE AND SIX MONTHS ENDED JUNE 30, 2022 GAAP TO NON-GAAP RECONCILIATION
(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)
(UNAUDITED)
Table 2b

	GAAP	Acquisition and Divestiture- Related Costs (1)		Restructuring Costs (2)		(Income) Loss from Investments in Equity Securities		Adjustment Subtotal	Non-GAAP
Second Quarter
Cost of sales	$4,216	451		67				518	$3,698
Selling, general and administrative	2,512	65		27				92	2,420
Research and development	2,798	12		22				34	2,764
Restructuring costs	142			142				142	-
Other (income) expense, net	438	2				234		236	202
Income Before Taxes	4,487	(530)		(258)		(234)		(1,022)	5,509
Income Tax Provision (Benefit)	538	(131	)(3)	(40	)(3)	(52	)(3)	(223)	761
Net Income	3,949	(399)		(218)		(182)		(799)	4,748
Net Income Attributable to Merck & Co., Inc.	3,944	(399)		(218)		(182)		(799)	4,743
Earnings per Common Share Assuming Dilution	$1.55	(0.16)		(0.09)		(0.07)		(0.32)	$1.87

Tax Rate	12.0%								13.8%

June YTD
Cost of sales	$9,596	1,131		113				1,244	$8,352
Selling, general and administrative	4,834	115		48				163	4,671
Research and development	5,374	34		29				63	5,311
Restructuring costs	194			194				194	-
Other (income) expense, net	1,148	(112)				918		806	342
Income Before Taxes	9,348	(1,168)		(384)		(918)		(2,470)	11,818
Income Tax Provision (Benefit)	1,092	(286	)(3)	(62	)(3)	(204	)(3)	(552)	1,644
Net Income	8,256	(882)		(322)		(714)		(1,918)	10,174
Net Income Attributable to Merck & Co., Inc.	8,254	(882)		(322)		(714)		(1,918)	10,172
Earnings per Common Share Assuming Dilution	$3.25	(0.35)		(0.13)		(0.28)		(0.76)	$4.01

Tax Rate	11.7%								13.9%

Only the line items that are affected by non-GAAP adjustments are shown.
Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing non-GAAP information enhances investors’ understanding of the company’s results because management uses non-GAAP measures to assess performance. Management uses non-GAAP measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. In addition, senior management’s annual compensation is derived in part using a non-GAAP pretax income metric. The non-GAAP information presented should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.
(1) Amounts included in cost of sales primarily reflect expenses for the amortization of intangible assets. Amounts included in selling, general and administrative expenses reflect integration, transaction and certain other costs related to acquisitions and divestitures. Amounts included in research and development expenses primarily reflect expenses for the amortization of intangible assets. Amounts included in other (income) expense, net, for the six-month period primarily reflect royalty income and a decrease in the estimated fair value measurement of liabilities for contingent consideration related to the prior termination of the Sanofi-Pasteur MSD joint venture.
(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.
(3) Represents the estimated tax impacts on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

SECOND QUARTER 2023

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3a

	Global			U.S.			International
	2Q 2023	2Q 2022	% Change	2Q 2023	2Q 2022	% Change	2Q 2023	2Q 2022	% Change
TOTAL SALES (1)	$15,035	$14,593	3	$7,018	$6,238	12	$8,018	$8,355	-4
PHARMACEUTICAL	13,457	12,756	6	6,570	5,726	15	6,887	7,030	-2
Oncology
Keytruda	6,271	5,252	19	3,863	3,197	21	2,408	2,055	17
Alliance Revenue – Lynparza (2)	310	275	13	144	143	1	166	132	26
Alliance Revenue – Lenvima (2)	242	231	5	163	128	28	79	103	-24
Welireg	50	27	89	49	27	84	2		*
Alliance Revenue – Reblozyl	47	33	41	36	28	26	11	5	123
Vaccines (3)
Gardasil / Gardasil 9	2,458	1,674	47	464	428	8	1,994	1,245	60
ProQuad / M-M-R II / Varivax	582	578	1	447	434	3	135	143	-6
Vaxneuvance	168	12	*	147	11	*	20		*
RotaTeq	131	173	-25	93	98	-5	37	75	-50
Pneumovax 23	92	153	-40	23	94	-76	69	59	17
Vaqta	42	35	20	29	16	76	13	19	-29
Hospital Acute Care
Bridion	502	426	18	299	237	27	203	190	7
Prevymis	143	103	39	61	47	31	82	56	46
Dificid	76	66	14	68	63	8	8	3	144
Noxafil	55	60	-8	11	16	-32	45	45	-
Zerbaxa	54	46	17	30	22	36	24	24	-1
Primaxin	53	64	-16	-2		*	56	64	-13
Cardiovascular
Alliance Revenue - Adempas/Verquvo (4)	68	98	-31	70	88	-21	-2	10	-119
Adempas (5)	65	63	3				65	63	3
Virology
Lagevrio	203	1,177	-83	2		*	201	1,177	-83
Isentress / Isentress HD	136	147	-7	56	67	-16	80	80	1
Neuroscience
Belsomra	63	69	-9	21	19	10	42	50	-16
Immunology
Simponi	180	181	-1				180	181	-1
Remicade	48	53	-11				48	53	-11
Diabetes (6)
Januvia	511	756	-33	243	301	-19	267	455	-41
Janumet	354	476	-26	82	105	-22	272	371	-27
Other Pharmaceutical (7)	553	528	5	171	157	9	382	372	3
ANIMAL HEALTH	1,456	1,467	-1	475	477	-1	982	990	-1
Livestock	807	826	-2	165	164	1	643	662	-3
Companion Animal	649	641	1	310	313	-1	339	328	4
Other Revenues (8)	122	370	-67	-27	35	-177	149	335	-56

*200% or greater
Sum of U.S. plus international may not equal global due to rounding.
(1) Only select products are shown.
(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.
(3) Total Vaccines sales were $3,557 million in the second quarter of 2023 and $2,709 million in the second quarter of 2022.
(4) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.
(5) Net product sales in Merck's marketing territories.
(6) Total Diabetes sales were $951 million in the second quarter of 2023 and $1,300 million in the second quarter of 2022.
(7) Includes Pharmaceutical products not individually shown above.
(8) Other Revenues are comprised primarily of revenues from third-party manufacturing arrangements and miscellaneous corporate revenues, including revenue-hedging activities. Other Revenues related to the receipt of upfront and milestone payments for out-licensed products were $3 million in the second quarter of 2023 and $32 million in the second quarter of 2022.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

JUNE YEAR-TO-DATE 2023

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3b

	Global			U.S.			International
	June YTD 2023	June YTD 2022	% Change	June YTD 2023	June YTD 2022	% Change	June YTD 2023	June YTD 2022	% Change
TOTAL SALES (1)	$29,522	$30,494	-3	$13,676	$13,577	1	$15,846	$16,917	-6
PHARMACEUTICAL	26,179	26,863	-3	12,688	12,498	2	13,491	14,364	-6
Oncology
Keytruda	12,065	10,061	20	7,348	5,976	23	4,718	4,085	15
Alliance Revenue – Lynparza (2)	585	541	8	286	283	1	299	257	16
Alliance Revenue – Lenvima (2)	474	459	3	316	284	11	158	175	-10
Welireg	92	45	105	90	45	99	3		*
Alliance Revenue – Reblozyl (3)	90	86	4	66	55	19	24	30	-22
Vaccines (4)
Gardasil / Gardasil 9	4,430	3,133	41	880	846	4	3,550	2,287	55
ProQuad / M-M-R II / Varivax	1,109	1,047	6	868	805	8	242	243	-
RotaTeq	428	389	10	273	273	-	155	116	34
Vaxneuvance	274	16	*	241	16	*	33	1	*
Pneumovax 23	188	325	-42	63	212	-70	125	114	10
Vaqta	82	71	16	59	45	30	23	25	-8
Hospital Acute Care
Bridion	989	821	21	576	432	33	413	389	6
Prevymis	273	197	39	116	87	34	157	110	43
Dificid	141	119	19	130	113	15	11	6	80
Primaxin	133	122	9	2	1	128	132	122	8
Noxafil	116	118	-2	25	25	-2	91	92	-2
Zerbaxa	104	76	36	57	40	42	47	36	29
Cardiovascular
Alliance Revenue - Adempas/Verquvo (5)	167	170	-2	153	159	-4	14	11	24
Adempas (6)	125	124	-				125	124	-
Virology
Lagevrio	595	4,424	-87		1,523	-100	595	2,901	-79
Isentress / Isentress HD	259	305	-15	108	128	-16	151	177	-15
Neuroscience
Belsomra	119	137	-14	37	39	-6	82	98	-17
Immunology
Simponi	359	366	-2				359	366	-2
Remicade	99	114	-13				99	114	-13
Diabetes (7)
Januvia	1,062	1,535	-31	514	626	-18	548	909	-40
Janumet	683	931	-27	138	168	-18	544	762	-29
Other Pharmaceutical (8)	1,138	1,131	1	342	317	8	793	814	-3
ANIMAL HEALTH	2,947	2,949	-	956	951	1	1,991	1,998	-
Livestock	1,656	1,658	-	338	335	1	1,318	1,322	-
Companion Animal	1,291	1,291	-	618	616	-	673	676	-
Other Revenues (9)	396	682	-42	32	128	-75	364	555	-34

*200% or greater
Sum of U.S. plus international may not equal global due to rounding.
(1) Only select products are shown.
(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.
(3) Alliance Revenue represents royalties and a milestone payment of $20 million received in the first quarter of 2022.
(4) Total Vaccines sales were $6,690 million and $5,191 million on a global share basis for June YTD 2023 and 2022, respectively.
(5) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.
(6) Net product sales in Merck's marketing territories.
(7) Total Diabetes sales were $1,901 million and $2,605 million on a global share basis for June YTD 2023 and 2022, respectively.
(8) Includes Pharmaceutical products not individually shown above.
(9) Other Revenues are comprised primarily of revenues from third-party manufacturing arrangements and miscellaneous corporate revenues, including revenue-hedging activities. Other Revenues related to the receipt of upfront and milestone payments for out-licensed products were $54 million and $146 million on a global share basis for June YTD 2023 and 2022, respectively.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	2023			2022						% Change
	1Q	2Q	June YTD	1Q	2Q	June YTD	3Q	4Q	Full Year	2Q	June YTD
TOTAL PHARMACEUTICAL	$12,721	$13,457	$26,179	$14,107	$12,756	$26,863	$12,963	$12,180	$52,005	6	-3

United States	6,117	6,570	12,688	6,773	5,726	12,499	6,620	5,871	24,989	15	2
% Pharmaceutical Sales	48.1%	48.8%	48.5%	48.0%	44.9%	46.5%	51.1%	48.2%	48.1%
Europe (1)	2,326	2,401	4,727	3,309	2,677	5,986	2,427	2,494	10,906	-10	-21
% Pharmaceutical Sales	18.3%	17.8%	18.1%	23.5%	21.0%	22.3%	18.7%	20.5%	21.0%
China	1,694	1,887	3,581	1,113	1,355	2,468	1,419	1,216	5,102	39	45
% Pharmaceutical Sales	13.3%	14.0%	13.7%	7.9%	10.6%	9.2%	10.9%	10.0%	9.8%
Asia Pacific (other than China and Japan)	703	705	1,409	786	854	1,640	702	691	3,034	-17	-14
% Pharmaceutical Sales	5.5%	5.2%	5.4%	5.6%	6.7%	6.1%	5.4%	5.7%	5.8%
Japan	737	652	1,390	965	1,092	2,057	653	832	3,542	-40	-32
% Pharmaceutical Sales	5.8%	4.8%	5.3%	6.8%	8.6%	7.7%	5.0%	6.8%	6.8%
Latin America	470	566	1,036	435	453	888	511	472	1,871	25	17
% Pharmaceutical Sales	3.7%	4.2%	4.0%	3.1%	3.6%	3.3%	3.9%	3.9%	3.6%
Eastern Europe/Middle East/Africa	381	370	751	450	339	789	360	320	1,469	9	-5
% Pharmaceutical Sales	3.0%	2.7%	2.9%	3.2%	2.7%	2.9%	2.8%	2.6%	2.8%
Canada	141	127	268	189	166	354	166	158	678	-23	-24
% Pharmaceutical Sales	1.1%	0.9%	1.0%	1.3%	1.3%	1.3%	1.3%	1.3%	1.3%
Other	152	179	329	87	94	182	105	126	414	90	81
% Pharmaceutical Sales	1.2%	1.6%	1.1%	0.6%	0.6%	0.7%	0.9%	1.0%	0.8%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Europe represents all European Union countries, the European Union accession markets and the United Kingdom.

MERCK & CO., INC.

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

	2Q23	2Q22	June YTD 2023	June YTD 2022
Interest income	$(109)	$(15)	$(221)	$(22)
Interest expense	277	240	519	483
Exchange losses	62	86	122	124
Loss (income) from investments in equity securities, net (1)	175	284	(274)	991
Net periodic defined benefit plan (credit) cost other than service cost	(111)	(27)	(226)	(148)
Other, net	(122)	(130)	339	(280)
Total	$172	$438	$259	$1,148

(1) Includes net realized and unrealized gains and losses from investments in equity securities either owned directly or through ownership interests in investment funds. Unrealized gains and losses from investments that are directly owned are determined at the end of the reporting period, while gains and losses from ownership interests in investment funds are accounted for on a one quarter lag.